UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 14, 2006

INTEGRATED ELECTRICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13783	76-0542208

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1800 West Loop South, Suite 500
Houston, Texas	77027

(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (713) 860-1500

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

On December 14, 2006, Integrated Electrical Services, Inc. (the “Company”) concluded that its previously issued unauditied consolidated financial statements as of and for the three months ended December 31, 2005, the six months ended March 31, 2006, the seven months ended April 30, 2006 and the two months ended June 30, 2006 should be restated to correct a misstatement related to accounting for inventory at one of the Company’s subsidiaries, which warranted revisions to previously reported results for the periods indicated.

During the Company’s 2006 fiscal year end financial close process, management of the Company identified an error that related to the previously mentioned periods. The error was the result of a reconciling difference between the inventory general ledger account and the inventory sub-ledger at one subsidiary. This resulted in an overstatement of inventory, an understatement of vendor receivables and an understatement of cost of revenues.

Accordingly, on December 14, 2006, the Audit Committee of the Board of Directors, after receipt of information and a recommendation from the Chief Financial Officer of the Company, concluded with the Chief Financial Officer that the Company’s consolidated financial statements as of and for the three months ended December 31, 2005, as of and for the six months ended March 31, 2006, as of and for the seven months ended April 30, 2006 and as of and for the two months ended June 30, 2006 should no longer be relied upon as a result of the Company’s determination to restate its consolidated financial results, as discussed above. These interim period financial statements will be restated and filed with the Securities and Exchange Commission pursuant to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006 and Forms 10-Q/A as of and for the periods ended December 31, 2005, March 31, 2006 and June 30, 2006 will be filed thereafter as soon as practicable.

On December 14, 2006, the Audit Committee of the Board of Directors and the Chief Financial Officer discussed the matters relating to this restatement with the Company’s independent registered public accounting firm, Ernst & Young LLP. The effect of the restatement for the following periods are to operating income and are $0.2 million for the three months ended December 31, 2005, $0.2 million the six months ended March 31, 2006, $0.2 million for the seven months ended April 30, 2006 and $0.2 million for the two months ended June 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.
By:	/s/ Curt L. Warnock
Curt L. Warnock
Senior Vice President and General Counsel

Date: December 20 2006